UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2010

Web.com Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware 000-51595 94-3327894
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12808 Gran Bay Parkway West, Jacksonville, FL	32258
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 680-6600

____________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders was held on May 5, 2010 at 10:30 a.m. Eastern Time, at the Company’s headquarters in Jacksonville, Florida.  As described in the 2010 Proxy Statement, the following occurred:

1.	The one director standing for reelection was elected; and

2.	The appointment of Ernst & Young LLP as the independent registered public accounting firm of the Company for the year 2010 was ratified.

Election of Director:

	Number of Shares Voted For	Number of Shares Voted Withheld	Broker Non-Votes

Robert S. McCoy, Jr.	19,964,502	466,681	2,823,982

Appointment of Independent Registered Public Accounting Firm:

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained

Ernst & Young LLP	23,109,049	78,118	67,998

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Web.com Group, Inc.
(Registrant)

Date: May 7, 2010
/s/ Matthew P. McClure
Matthew P. McClure, Secretary